AFL-CIO Housing Investment Trust
                          Highlights - 2nd Quarter 2008


The AFL-CIO Housing Investment Trust's (HIT or Trust) net returns as of June 30 compared to those of its benchmark, the Lehman Brothers Aggregate Bond Index (Index), as follows.



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                   Performance for periods ended June 30, 2008
             (Returns for periods exceeding one year are annualized)


                                   Quarter  1 Year  3 Year   5 Year   10 Year
                                   -------  ------  ------   ------   -------

HIT Total Net Rate of Return       (0.81%)  7.05%    3.98%   3.76%     5.79%
Lehman Aggregate Bond Index        (1.02%)  7.12%    4.09%   3.85%     5.68%

The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a
Participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end can be viewed by following this link.

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Positive contributions to the HIT's performance in the second quarter included:

o     Its ongoing yield advantage over the Index.

o     Its overweight to  agency-insured  commercial  mortgage-backed  securities
      (CMBS) as spreads to  maturity-matched  swaps tightened by 25 basis points
      (bps), on average. Private-label CMBS, however, only tightened by approximately 5 bps.

o The HIT's underweight to the 2- to 5-year part of the yield curve and overweight to the 10-year part of the curve, as the long end of the yield curve outperformed. The 2-, 5-, and 10-year Treasury rose by +103, +89 and +56 basis points, respectively.

Negative contributions to the HIT's second quarter performance included:

o Its structural overweight to spread product as the swap spreads widened during the quarter. The 2-year, 5-year and 10-year swaps widened by +10.33, +7.25, and +4.25 basis points, respectively.

o Its overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose "excess returns" were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Index. Those returns were +42, +58, +137, and +244 bps, respectively. The HIT has an overweight with respect to the Index in high credit quality investments. Over 96% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

In this environment of wider spreads and heightened volatility, the HIT continued to execute its long-term portfolio strategy of seeking superior fundamentals of higher yield, superior credit quality, and neutral interest rate risk compared to its benchmark. The HIT will continue to strive to capture higher yield by overweighting in high credit quality multifamily mortgage securities that offer relative value as compared to other investment grade securities in its benchmark.


Returns shown reflect the net return of an investment for the specified periods (after the deduction of the HIT's expenses). The HIT is internally managed and participants pay only for the actual administrative expenses of operating the HIT. The Lehman Brothers Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment. Investors should consider the Trust's investment objectives, risks, and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The Prospectus should be reviewed carefully before investing.


8/7/2008